Exhibit 99.1

Investor Presentation September 2019

2 Safe Harbor The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward - looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this communication are forward - looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward - looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward - looking statements. These risks and uncertainties include our ability to successfully integrate FairPoint Communications, Inc.’s operations and realize the synergies from the integration, as well as a number of factors related to our business, including economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt; restrictions contained in our debt agreements that limit the discretion of management in operating the business; regula tory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber - attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights - of - way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward - looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10 - K and Form 10 - Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward - looking statements necessarily involve assumptions on our part. These forward - looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward - looking statements. All forward - looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward - looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward - looking statements. You should not place undue reliance on forward - looking statements.

About Consolidated Communications Focused strategy executed across geography and customer base with presence in 23 states, carrier, commercial and consumer customer channels • 11,100 On - Net Buildings • 3,700 Fiber Connections to wireless providers • 783,000 Data and Internet Connections 125 Years in Operation, Successful Track Record of M&A Integration 2002 2004 2007 2012 2014 2017 3

Consolidated Strategic Imperatives Sustainable Capital Allocation Plan Addresses Industry Transition, Long - Term Sustainability Disciplined Capital Allocation Plan • Eliminated dividend to preserve cash flow; delever to long - term goal < 3.5x • Utilizing free cash flow to delever; <4.0x net debt to adjusted EBITDA by mid - 2021 in conjunction with refinancing • No short - term loan maturities, improving balance sheet Sustain and Grow Free Cash Flow • Increasing sales force productivity and improving operating efficiency • Pursue opportunistic asset sales • Strong cash flow from wireless partnerships Building Strategic Fiber Assets; Highly Competitive Broadband Services • Top 10 fiber provider in the U.S.; 37,000+ fiber route miles and growing • Aggressive speed and fiber deployments of dedicated networks • Competitive, next - generation products and services Creating Long - Term Sustainable Value 4

Attractive Debt Maturity Profile • Secured Term Loan: $1,794MM 3.0% + LIBOR • Senior Notes – $495MM, 6.5% • No Short - Term Maturities • Weighted Average Cost of Debt at 5.6% with fixed debt target of 75% • Delevering Target: <4x net debt to adjusted EBITDA by mid - 2021 Improved Balance Sheet Through Accelerated Delevering $ in M $ 1 10 $495 $1 , 7 94 2 0 19 2 0 23 2020 R ev o l v e r 2021 Senior Notes 2022 Term Loan 5

Quarterly and TTM Financial Highlights – Q2 - 19 Total Revenue $ in M Free Cash Flow (1) Includes acquisition and non - recurring related costs, and certain miscellaneous items This slide uses non - GAAP measures and accordingly, are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. The Company provided 2019 EBITDA guidance of $520MM – 525MM. 2Q - 19 TTM Adjusted EBITDA $131.4 $527.8 Interest Payments (3 3 .5) (1 3 3. 3 ) Pension and OPEB Payments (8. 2 ) (3 5 .8) Restructuring, Severance and Other (1) (7. 4 ) (3 6 .7) Income Tax Payments (0. 5 ) (0. 7 ) Working Capital and Other 6.5 5.0 Cash provided by Operating Activities $88.3 $326.3 Capital expenditures (6 6 .4) (2 3 9. 7 ) Restructuring, Severance and other (1) 7.4 36.7 Proceeds from sale of assets 13.3 35.9 Other miscellaneous (0. 4 ) (0. 1 ) Free cash flow $42 .2 $159 .1 $350.2 $333.5 60.8 54 .8 136.2 129 .6 153.2 149 .1 Q2 - 18 Q 2 - 1 9 Adjusted EBITDA EBITDA Margin % $133.7 $132 .4 $130 .3 $131 .4 Q 3 - 18 Q 4 - 18 Q 1 - 19 Q 2 - 19 38.4% 38.5% 39.4% 38.4% Subsidies Network Access, Other Products & Services C on s u m e r Commercial & Carrier 6

Wireless Partnerships, Diversification $17.9 $34.6 $32.1 $30.0 $39 . 1 2 0 19 2 0 14 2 0 1 5 (1) 2 0 16 2 0 17 1. 2015 included approximately $10MM in non - recurring distributions from the sale and leaseback of towers 2. 2018 included $5.4MM in prior year true - ups 2018 (2) Five Partnerships With Verizon Wireless Diversify Cash Flows and Provide Hedge Against Legacy Declines Partnership Cash Distributions $ in M $45.3 Estimate $35 – $37 7

Commercial & Carrier Channels Expanded Product and Service Portfolio Consultative Approach with Leading Data and Cloud Solutions Maximizing Fiber Network and Advanced Service Q2 - 19 Updates • Leveraging 11,100 fiber - lit buildings; focused on increasing on - net buildings • Investing in wireless infrastructure for 4G, 5G & small cell buildouts; 3,790 fiber connections for wireless providers • Aligning 125 Commercial Sales Representatives and 10 Carrier Sales Representatives with an expanded product portfolio • Fiber wireless transport +5% YOY 167 new towers under contract 125 bandwidth upgrades under existing contract • Data and transport revenues +2% YOY • Ethernet revenues +4% YOY • Expanded sales resources and channel to promote Business One product bundle 8

Consumer Channel Fiber Buildout, Speed Upgrades and Competitive Portfolio Broadband Strategy Q2 - 19 Updates CCiTV Consumer ARPU ($) $70.70 $69 .47 $70.44 $70.86 $70.17 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 • Migrate customers to faster speeds • Grow consumer ARPU, reduce churn • Improve customer experience • Dedicated bandwidth • Bundled Internet next - gen TV • Drive Internet sales / upgrades • Low capex in v es t m ent • Stable installation intervals and enhanced service experience • Consumer ARPU +2% YOY • Consumer broadband revenue +2% YOY • Launched CCiTV in Northern New England markets Pay TV 2.0 Bundle – Internet + TV 200 channel package 9

Consumer Channel - Leveraging Network Capabilities Upgrade Network, Increase Speeds, Grow ARPU Upgraded speeds to 750,000 homes passed over the past 24 months • 135,000 upgraded to 1 Gbps • 275,000 upgraded to > 50 Mbps • 250,000 upgraded to > 20 - < 50 Mbps • Remaining are rural CAF II > 10 Mbps 70 60 50 40 30 20 10 0 Q3 - 17 Q4 - 17 Q1 - 18 Q2 - 18 Q3 - 18 Legacy CNSL Q4 - 18 Q1 - 19 Q2 - 19 0 5 10 15 20 Q3 - 18 Q4 - 18 Q1 - 19 Newly Upgraded NNE Markets Q2 - 19 Total Average Speed (Mbps) Growth 10

Building Strategic Fiber Assets 11 Fiber Network Technology Fiber Centric Strategy Supports: • Carrier, Commercial, Consumer customer channels • Diverse markets and geography − Urban, suburban and rural − Regional economies create stability − Local and national • Redundant dense ring topology, critical to meeting enterprise demands, bandwidth needs and network expansions • 37,000 route miles of fiber plus over 6,000 miles of GPON distribution fiber serving residential FTTH and Commercial & Carrier Customers • Robust WDM deployed with ample bandwidth expansion and carrier level wavelength capacity • Network based on large count core fibers (144+) Category Route Miles Fiber Miles Long Haul 4 , 296 125,630 Core 14 , 993 1 , 123,012 Lateral 17 , 878 766,962 Total 37 , 167 2 , 015,604

Focused Capital Expenditures Capital Projects Driving Highest Returns • Q2 - 19 included $10MM in non - recurring restoration costs for Hurricane Michael (FL) and integration projects • Success based capital; 60% or greater • CAF II – enabled 115K locations with minimum of 10 Meg and up to 100 Meg speeds • FTTH / FTTP / GPON – enabled 58,500 FTTH passings in NNE for 1 Gbps • Public / Private Partnerships – FTTH construction to 3,066 homes in NH to be completed in 2019 • Fiber Expansions − Des Moines, Iowa – Commercial / Carrier − Texas fiber expansion – Commercial / Carrier Consumer $M Q2 - 19 Actual YTD 2019 FY 2019 Guidance Success - Based: $45 $80 Commercial / Carrier $14 $26 Consumer $31 $54 Other $21 $40 Total $66 $120 $210 – 220 12

CNSL Investment Summary Consistent Results Stability of Service Diversified EBITDA and cash flow Extensive Fiber Network 23 - state network 37,000 fiber route miles Expanded Product Portfolio Competitive broadband, IP services Rural and mid - sized markets Continued Network expansion Opportunities Identify and invest in highest return projects 13

Contact: Lisa Hood Vice President of Investor Relations Investor@consolidated.com 844 - 909 - 2675

• Use of Non - GAAP Measures • 2019 Guidance • Statements of Operations • Consolidated Revenue • Adjusted EBITDA • Net Leverage • Reconciliation of Net Loss to Adjusted EBITDA Guidance A p p e n d ix

Use of Non - GAAP Measures 16 This presentation includes disclosures regarding “EBITDA,” “adjusted EBITDA,” and “total net debt to last twelve month adjusted EBITDA coverage ratio,” all of which are non - GAAP financial measures and described in this section as not being in compliance with Regulation S - X. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non - GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non - GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow. Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under our credit agreement in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented with the reconciliation to net income. EBITDA is defined as net earnings before interest expense, income taxes, depreciation and amortization on a historical basis. Management believes adjusted EBITDA is useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt). In addition, we have presented adjusted EBITDA, in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA is also a component of the restrictive covenants and financial ratios contained in our credit agreement that requires us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt. The definitions in these covenants and ratios are based on adjusted EBITDA. We present the related “total net debt to last twelve month adjusted EBITDA coverage ratio” principally to put other non - GAAP measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement. These measures differ in certain respects from the ratios used in our senior notes indenture. These non - GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar - for - dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future. We present the non - GAAP measures adjusted diluted net income per share and adjusted diluted net income attributable to common stockholders because our net income and net income per share are regularly affected by items that occur at irregular intervals or are non - cash items. We believe that disclosing these measures assists investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

2019 Guidance 17 $M 2018 Results 2019 Guidance Cash Interest Expense $128.1 $130 to $135 Cash Income Taxes (1) $1 $1 to $3 Capital Expenditures $244.8 $210 to $220 Adjusted EBITDA $5 3 7.3 $520 to $525 2019 Guidance updated on the Aug. 1, 2019 second quarter earnings release. 1. Cash income taxes primarily include local and state income taxes as federal income taxes will be shielded by net operating losses.

Statements of Operations 18 Consolidated Communications Holdings, Inc. Condensed Consolidated Statements of Operations (Dollars in Thousands, Except per Share Amounts) (Unaudited) Three Months Ended June 30, 2019 2018 Net revenues Operating expenses: $333,532 $350 , 22 1 Cost of services and products 143,780 151 , 35 8 Selling, general and administrative expenses 78,148 81 , 69 5 Depreciation and amortization 97,304 111 , 74 1 Income from operations 14,300 5 , 42 7 Other income (expense): Interest expense, net of interest income (34,737) (32 , 839 ) Gain on extinguishment of debt 249 – Other income, net 9,098 12 , 84 3 Loss before income taxes (11,090) (14 , 569 ) Income tax benefit (3,778) (4 , 009 ) Net loss (7,312) (10 , 560 ) Less: net income attributable to noncontrolling interest 75 83 Net loss attributable to common shareholders $(7,387) $(10 , 643 ) Net loss per basic and diluted common shares attributable to common shareholders $(0.10) $(0 . 15 )

Consolidated Revenue 19 Consolidated Communications Holdings, Inc. Consolidated Revenue by Category (Dollars in Thousands) (Unaudited) Three Months Ended Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Commercial and carrier: Data and transport services (includes VoIP) $88 , 53 8 $88 , 12 6 $88 , 15 2 $87 , 63 3 $87 , 60 3 Voice services 47 , 13 6 48 , 07 0 49 , 30 1 50 , 09 1 51 , 32 2 Other 13 , 39 0 15 , 17 6 16 , 38 9 13 , 90 6 14 , 23 7 149 , 06 4 151 , 37 2 153 , 84 2 151 , 63 0 153 , 16 2 Consumer: Broadband (VoIP and Data) 64 , 06 8 63 , 08 5 63 , 59 8 63 , 86 5 62 , 54 5 Video services 20 , 34 1 20 , 73 6 21 , 64 9 21 , 79 0 22 , 06 5 Voice services 45 , 23 5 45 , 87 9 47 , 59 7 50 , 75 7 51 , 61 6 129 , 64 4 129 , 70 0 132 , 84 4 136 , 41 2 136 , 22 6 Subsidies 18 , 13 4 18 , 15 9 17 , 94 8 19 , 18 9 20 , 97 9 Network access 34 , 19 8 36 , 59 1 37 , 38 2 38 , 14 7 37 , 33 8 Other products and services 2 , 49 2 2 , 82 7 2 , 73 4 2 , 68 6 2 , 51 6 Total operating revenue 333 , 53 2 338 , 64 9 344 , 75 0 348 , 06 4 350 , 22 1 Less operating revenues from divestitures – – (466) (1 , 417 ) $333 , 53 2 $338 , 64 9 $344 , 75 0 $347 , 59 8 $348 , 80 4

Adjusted EBITDA 20 Consolidated Communications Holdings, Inc. Schedule of Adjusted EBITDA Calculation (Dollars in Thousands) (Unaudited) Three Months Ended June 30, 2019 2018 Net loss $(7,312) $(10 , 560 ) Add (subtract): Income tax benefit (3,778) (4 , 009 ) Interest expense, net 34,737 32 , 83 9 Depreciation and amortization 97,304 111 , 74 1 EBITDA 120,951 130 , 01 1 Adjustments to EBITDA (1) : Other, net (2) 7,374 4 ,118 Investment income (accrual basis) (10,750) (12 , 535 ) Investment distributions (cash basis) 10,628 11 , 22 4 Pension/OPEB expense 1,603 1 , 45 5 Gain on extinguishment of debt (249) – Non - cash compensation (3) 1,814 1 , 53 8 Adjusted EBITDA $131,371 $135 , 81 1 1. These adjustments reflect those required or permitted by the lenders under our credit agreement. 2. Other, net includes income attributable to noncontrolling interests, acquisition and non - recurring related costs, and certain miscellaneous items 3. Represents compensation expenses in connection with our Restricted Share Plan, which because of the non - cash nature of the expenses are excluded from adjusted EBITDA.

Net Leverage 21 Consolidated Communications Holdings, Inc . Total Net Debt to LTM Adjusted EBITDA Ratio (Dollars in Thousands) (Unaudited) Summary of Outstanding Debt: June 30, 2019 Term loans, net of discount $6,304 $1 , 787 , 58 4 Revolving loan 41 , 00 0 Senior unsecured notes due 2022, net of discount $2,611 492 , 78 4 Finance leases 26 , 70 8 Total debt as of June 30, 2019 $2 , 348 , 07 6 Less deferred debt issuance costs (9 , 956 ) Less cash on hand (10 , 450 ) Total net debt as of June 30, 2019 $2 , 327 , 67 0 Adjusted EBITDA for the twelve months ended June 30, 2019 $527 , 74 9 Total Net Debt to last twelve months Adjusted EBITDA 4 . 41 x

22 Net Loss to Adjusted EBITDA Guidance 1. These adjustments reflect those required or permitted by the lenders under our credit agreement. 2. Other, net includes income attributable to non - controlling interests, cash distributions less equity earnings from our investments, dividend income, acquisition and non - recurring related costs, gain on the extinguishment of debt and certain miscellaneous items. 3. Represents compensation expenses in connection with our Restricted Share Plan, which because of the non - cash nature of the expenses are excluded from adjusted EBITDA. To enhance the information in our outlook with respect to non - GAAP metrics, we are providing a range for certain GAAP measures that are components of the reconciliation of the non - GAAP metrics. The provision of these ranges is in no way meant to indicate that we are explicitly or implicitly providing an outlook on those GAAP components of the reconciliation. In order to reconcile the non - GAAP financial metric to GAAP, we have used ranges for the GAAP components that arithmetically add up to the non - GAAP financial metric. While we feel reasonably comfortable about the outlook for the non - GAAP financial metrics, we fully expect that the ranges used for the GAAP components will vary from actual results. We will consider our outlook of non - GAAP financial metrics to be accurate if the specific non - GAAP metric is met or exceeded, even if the GAAP components of the reconciliation are different from those provided in an earlier reconciliation. 12 Months Ended December 31, 2019 Low High Net loss $ (22) $ (12) Add (subtract): Income tax benefit (11) (6) Interest expense, net 138 133 Depreciation and amortization 390 385 EBITDA 495 500 Adjustments to EBITDA (1): Other, net (2) 12 12 Pension/OPEB expense 6 6 Non - cash compensation (3) 7 7 Adjusted EBITDA $ 520 $ 525